UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2009
(July 23, 2009)

China Auto Logistics Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-52625	20-2574314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ Tianjin Province, The People’s Republic of	300461
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (86) 22-2576-2771

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                Other Events.

China Auto Logistics, Inc. (the “Company”) reported that on July 23, 2009, its subsidiary, Tianjin Seashore Shisheng (“Shisheng”), the Chinese operation of the Company, entered into Share Transfer Agreements to increase its ownership of its three subsidiaries to 98% each. Shisheng purchased the minority interests of its three subsidiaries from individual shareholders for an aggregate amount of $444,120.  Previously, Shisheng owned 80% of Hengjia Port Logistics, 80% of Ganghui Information Technology and 86.4% of Zhengji International Trading.

A copy of the Company’s press release announcing the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Fresh Ideas Media, Inc., dated July 28, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 28, 2009

CHINA AUTO LOGISTICS INC.

By:	/s/ Tong Shiping
Name: Mr. Tong Shiping
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of China Auto Logistics Inc., dated July 28, 2009